UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-12


                        FIRST CHOICE HEALTH NETWORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
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           pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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|_| Fee paid previously with preliminary materials.
|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount previously paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:



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                                [GRAPHIC OMITTED]
                        First Choice Health Network, Inc.
                        600 University Street, Suite 1400
                            Seattle, Washington 98101

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held June 23, 2005
                             4:00 p.m., Pacific Time

To the Shareholders of First Choice Health Network, Inc.:

      The 2005 Annual Meeting of Shareholders ("Annual Meeting") of First Choice Health Network, Inc., will be held at the Board Room of One Union Square Building, located at 600 University Street, Seattle, Washington, on Thursday, June 23, 2005, at 4:00 p.m. local time. At the meeting, shareholders will be asked to consider and vote on the following matters:

      1. Electing six directors to serve three-year terms and two directors to serve two-year terms.

      2. Such other business as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record on May 1, 2005, may vote on proposals at the Annual Meeting in person or by proxy. We encourage you to promptly complete and return the enclosed proxy in order to ensure that your shares will be represented and voted at the meeting in accordance with your instructions. If you attend the meeting in person, you may withdraw your proxy and vote your shares.

      Further information regarding voting rights and the business to be transacted at the Annual Meeting is included in the accompanying Proxy
Statement. The directors, officers, and personnel who serve you genuinely appreciate your continued interest as a shareholder in the affairs of our company and in its growth and development.

                                    BY ORDER OF THE BOARD OF DIRECTORS


May 6, 2005
                                    Rosalind Noonan, Assistant Secretary


================================================================================
                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy and return it in the enclosed postage prepaid envelope.
================================================================================

                        First Choice Health Network, Inc.
                        600 University Street, Suite 1400
                            Seattle, Washington 98101
                                 (206) 292-8255

                                 PROXY STATEMENT

      General. This proxy statement and the accompanying proxy are being furnished to you as a shareholder in connection with the solicitation of proxies by the Board of Directors ("Board of Directors") of First Choice Health Network, Inc. (the "Company"), for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held Thursday, June 23, 2005, at 4:00 p.m. local time, and at any adjournment of the meeting. These proxy materials are first being mailed May 6, 2005.

      To vote by proxy, please sign and date the enclosed proxy (yellow or green document) and return it to us as soon as possible. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you return a proxy without instructions, your shares will be voted in accordance with the recommendation of our Board of Directors -- FOR all nominees for election as directors. A proxy may be revoked before its exercise by filing written notice of revocation or filing a subsequently-dated proxy with the Company's Secretary, or by voting in person at the Annual Meeting.

      Voting at the Annual Meeting. May 1, 2005 has been established as the record date for the Annual Meeting. Holders of record of shares of Class A and Class B common stock of the Company as of the record date are entitled to notice of and to vote at the meeting. On the record date, there were 429 shares of Class A common stock and 40,600 shares of Class B common stock outstanding and each share of common stock is entitled to one vote. One-third of the outstanding shares of Class A common stock and a majority of the outstanding shares of Class B common stock will constitute a quorum for the conduct of business at the meeting.

      Solicitation of Proxies. Proxies will be solicited primarily through the mail, but may also be solicited by directors and officers of the Company. All costs of solicitation of proxies will be borne by the Company.


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                              Election of Directors


General

      Under our Bylaws, the total number of positions on our board is seventeen. There are seven Class A directors who represent physician shareholders, seven Class B directors who represent hospital shareholders, and three Class C directors who represent employers that are not health care providers or that are consumers of health care services (or both). The Board of Directors is presently divided into three categories serving staggered three-year terms, with approximately one-third of the directors standing for election each year.

      In 2003, the Board of Directors established a nominating committee of our board (the "Nominating Committee") to, among other things, determine a slate of qualified nominees for election as directors to be presented to our Board of Directors for approval. Under our bylaws, each proposed nominee must be approved by a majority vote of the Board of Directors. In addition, a majority of the existing Class A directors must approve the nominations of Class A nominees and a majority of the existing Class B directors must approve the nominations of Class B nominees. All proposed nominees were unanimously nominated by the Board of Directors at its regular meeting on April 28, 2005. BIOGRAPHICAL INFORMATION ON ALL NOMINEES IS FOUND ON PAGES 3 THROUGH 5 OF THIS PROXY STATEMENT.

      In accordance with the recommendations of the Nominating Committee, the Board of Directors has nominated a total of eight individuals for election as directors at the Annual Meeting. Gerald A. Cufley, M.D., Scott F. Kronlund, M.D., and Mitchell B. Weinberg, M.D. have been nominated to serve as Class A directors for a three-year term to expire in 2008. The Board has also nominated Richard D. Roodman, and Greg C. Van Pelt to serve as Class B directors for three-year terms to expire in 2008. Paul M. Elliott has been nominated to serve as a Class C director for a three-year term to expire in 2008. Jeff A. Nelson was elected by the Board on March 3, 2005 to serve as a Class B hospital representative replacing Thomas W. Wilbur, who resigned from the Board in September 2004. Mr. Nelson is nominated to serve a two-year term to expire in 2007. Erica V. Peavy, M.D., who is not currently a director of the Company, was recommended by a representative of The Everett Clinic, with which a significant number of class A shareholders are affiliated. The Nominating Committee
considered  Dr.  Peavy  an  ideal   candidate  for  director  in  light  of  her
administrative background at The Everett Clinic, where she focuses on physician-patient communication skills, risk management and physician recruitment. Dr. Peavy is nominated to serve as a Class A director for a two-year term to expire in 2007 as the result of a vacancy created by the untimely death in 2004 of William J. MacDonald, M.D., our colleague and friend.

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                    INFORMATION WITH RESPECT TO NOMINEES AND
                       DIRECTORS WHOSE TERMS WILL CONTINUE



      Nominees for election as directors at the Annual Meeting are listed below.

--------------------------------------------------------------------------------
Nominees for Director
--------------------------------------------------------------------------------
Class A Physician Directors:
--------------------------------------------------------------------------------

Gerald A. Cufley, M.D., age 61     Gerald  Cufley,  M.D. has been in the private
  Class A Director since 2001      practice of medicine in Kirkland,  Washington
  Term expires in 2008             since 1977. After completing a degree of B.A.
                                   in Chemistry at the  University of Washington
                                   in 1966,  Dr. Cufley  attended the University
                                   of Washington School of Medicine and received
                                   his medical  degree in 1970.  Internship  and
                                   residency in internal medicine were completed
                                   at the  University  of New Mexico  Affiliated
                                   Hospitals in 1973. Two years of post graduate
                                   training in Gastroenterology  was obtained at
                                   Letterman   Army   Medical   Center  and  the
                                   University of  California  at San  Francisco.
                                   From  1975 to 1977  Dr.  Cufley  served  as a
                                   medical  officer in the U.S.  Army at Madigan
                                   Army   Medical    Center   at   Fort   Lewis,
                                   Washington.
--------------------------------------------------------------------------------
Scott F. Kronlund, M.D., M.S.,     Scott   Kronlund,   M.D.  is  an  independent
  age 48                           healthcare consultant following his departure
  Class A Director since 2002      from Good Samaritan  Community  Healthcare in
  Term expires in 2008             2004.  Most recently,  Dr.  Kronlund had been
                                   serving as the Vice  President for Ambulatory
                                   Services at Good  Samaritan  since  1997.  He
                                   previously  was the Chief Medical  Officer at
                                   Good    Samaritan,    responsible   for   all
                                   outpatient  physician and clinic services and
                                   also serves an internal consultant to several
                                   community-based  programs.  Scott is also the
                                   Chair  of  the  Community   Advisory   Board,
                                   University  of Washington  Health  Promotions
                                   Research  Center,  which  focuses on research
                                   related to healthy  aging.  He also serves on
                                   the Auxiliary Faculty and is a Guest Lecturer
                                   at  the  University  of  Washington,  Tacoma,
                                   Graduate  School of  Nursing.  Scott  holds a
                                   Bachelor of Science  degree in  Chemistry  at
                                   the Pacific Lutheran  University in Tacoma, a
                                   medical   degree  from  the   University   of
                                   Washington  School of  Medicine  as well as a
                                   Masters of Science degree in Preventative and
                                   Administrative  Medicine from the  University
                                   of   Wisconsin.   In   addition,   he   is  a
                                   board-certified   family  physician,   having
                                   received  his   residency   training  at  the
                                   University of Iowa. Dr. Kronlund is currently
                                   professionally  affiliated  with the American
                                   Academy  of  Family  Physicians,   Washington
                                   State   Medical   Association,   and  Medical
                                   Society of Pierce County,  and is a Certified
                                   Physician   Executive  through  the  American
                                   College of Physician Executives.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Erica V. Peavy, M.D., age 52       Erica  Peavy,   M.D.  is  Associate   Medical
Nominated as Class A Director      Director,  Physician  Affairs of the  Everett
Term expires in 2007               Clinic.   Dr.  Peavy  completed  her  Medical
                                   Degree and  Residency  training in obstetrics
                                   and   gynecology   at   the   University   of
                                   Washington.  Before that she  attended  Boise
                                   State   University   where  she   majored  in
                                   Chemistry. She was accepted to medical school
                                   before completing her  undergraduate  degree;
                                   an honor  accorded  less  than one in  twenty
                                   entering  medical  students.   She  practiced
                                   briefly in Seattle  before joining the OB/Gyn
                                   staff at The  Everett  Clinic  in  1989.  She
                                   served as  Department  Chair  for the  OB/Gyn
                                   Department,  and  then  was  elected  Surgery
                                   Section  Chair  for the  Everett  Clinic,  in
                                   1996.  She  served  on the  Everett  Clinic's
                                   Board of Directors from 1996 to 1999.
--------------------------------------------------------------------------------
Mitchell B. Weinberg, M.D., age 53 Mitchell  Weinberg,  M.D.  has  been  in  the
  Class A Director since 2003      private practice of pediatric  medicine since
  Term expires in 2008             1984.  After  completing  his   undergraduate
                                   training in Biochemistry at the University of
                                   California, Dr. Weinberg received his medical
                                   scientist  training at Case  Western  Reserve
                                   University  with an MD-Ph.D  awarded in 1981.
                                   Residency    training   was    completed   at
                                   Children's  Hospital  and the  University  of
                                   Washington  Affiliated  Hospitals in 1984. In
                                   addition to managing a 14 provider  pediatric
                                   group in  Woodinville,  Dr. Weinberg has been
                                   very involved  with the physician  leadership
                                   of Evergreen Healthcare, and presently is the
                                   immediate   past  President  of  the  Medical
                                   Staff.
--------------------------------------------------------------------------------

Class B Hospital Directors:
--------------------------------------------------------------------------------
Jeff A. Nelson,  age 49            Jeff  Nelson  has  been  the  interim   Chief
  Class B Director since 2005      Executive  Officer of Empire Health  Services
  Term expires in 2007             (EHS)  since  2004.  EHS is a  not-for-profit
                                   health  system  with  acute  care  hospitals,
                                   outpatient  centers and urgent  care  clinics
                                   serving   the   Spokane    region,    Eastern
                                   Washington  and the  surrounding  three state
                                   area. EHS acute care hospitals include Valley
                                   Hospital  and  Medical  Center and  Deaconess
                                   Medical  Center,  a top 100 heart hospital in
                                   the nation. EHS employs over 2,600 employees,
                                   making   it  one  of  the   largest   private
                                   employers   in   Spokane.   Mr.   Nelson  was
                                   appointed  to lead EHS  based on his 24 years
                                   of financial  and  operations  experience  in
                                   serving   health  care   systems   undergoing
                                   significant changes.  Previously,  Mr. Nelson
                                   has served as CEO,  COO and CFO of acute care
                                   hospitals,   health  plans  and  health  care
                                   technology   startups  and   turnarounds   in
                                   Hawaii, Maryland,  Minnesota, New Jersey, New
                                   York, Texas and Washington. From 2001 to 2004
                                   Mr.  Nelson  was the  Executive  Director  of
                                   Health East Care in St. Paul and from 1999 to
                                   2000 Mr. Nelson was the CEO of Sinai Care and
                                   NW Health  Alliance.  Mr.  Nelson  earned his
                                   B.A. in Accounting from the University of Minnesota, Duluth and his M.A. in Hospital
                                   Administration  from the  University of Iowa.
                                   He is a CPA, a Six Sigma  Greenbelt and a 360
                                   Degree

                                   Management Feedback consultant. Mr. Nelson is
                                   an author on the future of healthcare  and is
                                   a frequent  speaker on  mastering  successful
                                   negotiations.
--------------------------------------------------------------------------------
Richard D. Roodman, age 57         Richard  (Rich)  Roodman  has been the  Chief
  Class B Director since 2004      Executive  Officer of Valley  Medical  Center
  Term expires in 2008             since January 1983.  Valley Medical Center is
                                   the  first  and   largest   public   hospital
                                   district in the state of Washington,  serving
                                   the  health  care  needs  of  half a  million
                                   people living and working between Seattle and
                                   Tacoma.  Rich is one of the  longest  tenured
                                   CEOs in health care today, with 22 plus years
                                   at Valley Medical Center,  which was recently
                                   honored  as the first  hospital  to earn Best
                                   Companies to Work for in Washington  State by
                                   Washington  CEO magazine  and the  Washington
                                   Business Association's Better Workplace Award
                                   for Workplace Safety,  among other accolades.
                                   Rich  received  his   Bachelor's   degree  in
                                   Finance from the University of Missouri,  and
                                   his  Master's in Health  Administration  from
                                   Washington University in St. Louis.
--------------------------------------------------------------------------------
Greg Van Pelt, age 53              Greg Van Pelt is Senior Vice President of the
  Class B Director since 2001      Providence  Health  System.  Responsibilities
  Term expires in 2008             include  operations  in  Alaska,  Washington,
                                   Oregon  and  California.   Providence  Health
                                   System   includes   hospital,    clinic   and
                                   long-term  care service with more than 30,000
                                   colleagues in the western United States.  Mr.
                                   Van  Pelt  has been  with  Providence  Health
                                   System  for over 25 years.  He has  served in
                                   management    roles   as   Chief   Executive,
                                   Washington    Region,     Chief    Executive,
                                   Providence  Health Plan and Chief  Executive,
                                   Providence-St.  Vincent  Hospital and Medical
                                   Center,  Portland,  Oregon.  Mr.  Van  Pelt's
                                   professional     activities    include    the
                                   Washington  Health Care Forum,  Fellow in the
                                   American  College of  Healthcare  Executives,
                                   past  Board  member  of the  Catholic  Health
                                   Association, and past Board member of Sisters
                                   of Mercy Health System-St. Louis.
--------------------------------------------------------------------------------
Class C Director:
--------------------------------------------------------------------------------
Paul M. Elliott, CPA, age 65       Paul  Elliott   recently   retired  from  his
  Class C Director since 1989      private    consulting    business    advising
  Term expires in 2008             companies.  He was the Financial  Officer for
                                   the  Pepsi  Cola  Company  of North  America,
                                   Northwest  Business until he retired in 1995.
                                   He was  formerly  Senior  Vice  President  of
                                   Finance   and   Operations   for  the   Alpac
                                   Corporation from 1981 until 1993. From August
                                   1969   to   August   1981,    he   was   Vice
                                   President-Controller   for  Airborne  Freight
                                   Corporation in Seattle. He is a member of the
                                   Board  of  Visitors  for  Central  Washington
                                   University,  on the Board of the Boys & Girls
                                   Clubs of South Snohomish  County and a member
                                   of Rotary Club International.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Continuing Directors:
--------------------------------------------------------------------------------
Diane E. Cecchettini, R.N., age 57 Diane  Cecchettini,  R.N.  has  served as the
  Class B Director since 1999      President  and  Chief  Executive  Officer  of
  Term expires in 2007             MultiCare  Health System since 1999. Prior to
                                   the  CEO  role,   she   worked   in   various
                                   capacities  at  MultiCare  Health  System  --
                                   Executive  Vice  President and Vice President
                                   Patient Services.  Ms. Cecchettini's previous
                                   experience   includes   multiple   leadership
                                   positions  in 11 years at  Sutter  Health  in
                                   Sacramento, and direct clinical experience at
                                   UCLA   Medical   Center   in   Los   Angeles,
                                   California.   Ms.   Cecchettini   received  a
                                   Bachelor's degree in Nursing in 1970 from the
                                   University of California,  Los Angeles, and a
                                   M.S. degree in Human Resources  Management in
                                   1976 from the  University  of Utah.  In 1993,
                                   Ms.  Cecchettini   retired  as  a  Lieutenant
                                   Colonel  from the Air Force  Reserve,  having
                                   served   21  years  as  a  Flight   Nurse  in
                                   Aeromedical   Evacuation   -serving   in  the
                                   Vietnam  era  and  as a  Troop  Commander  in
                                   Desert Storm.
--------------------------------------------------------------------------------
Kenneth D. Graham, FACHE, age 58   Kenneth  Graham has served as  President  and
  Class B Director since 1997      CEO at Overlake Hospital Medical Center since
  Term expires in 2006             1994, and has overseen significant changes in
                                   the organization.  The hospital has developed
                                   a  new  facilities  master  plan;  introduced
                                   operational   controls  to  improve  hospital
                                   efficiency;  established  contracts with more
                                   than   25   managed   care   companies;   and
                                   implemented   new   programs   such   as   an
                                   adolescent   psychiatric   care  program,   a
                                   Multiple   Sclerosis   Center,  a  Level  III
                                   Emergency Center and a Women's Hospital.  Mr.
                                   Graham also currently serves as the voluntary
                                   Executive Director of RotaCare International;
                                   an  organization  dedicated to providing free
                                   clinics  in  association  with  local  Rotary
                                   clubs.  RotaCare  serves  homeless,   migrant
                                   workers,  new immigrants and the uninsured or
                                   underinsured.  Mr.  Graham  is  committed  to
                                   community  involvement in local, regional and
                                   national organizations including the Bellevue
                                   Chamber of  Commerce  and the Rotary  Club of
                                   Bellevue. He previously served as a member or
                                   advisor  of more  than a dozen  hospitals  or
                                   health care organization  boards. He earned a
                                   B.S.  degree in Public  Health  and a Masters
                                   degree    in    Public    Health     Hospital
                                   Administration,  both  from  UCLA.  He  is  a
                                   Fellow in the American College of Health Care
                                   Executives and is a Governor of ACHE.
--------------------------------------------------------------------------------
William F. Johnston, M.D., FACEP,  William  Johnston,  M.D. has been the Medical
  age 60                           Director of  Emergency  Services at Northwest
  Class A Director since 1998      Hospital  since 1977 and is the Section  Head
  Term expires in 2007             of the  Department of Emergency  Medicine for
                                   the hospital.  He additionally has a clinical
                                   practice  as  an   emergency   physician   at
                                   Northwest Hospital.  Dr. Johnston also served
                                   on  the  Board  of  Directors  of  Washington
                                   Casualty  Company  and  Northwest  Healthcare
                                   Insurance  Services.  He also is on the Board
                                   of Directors of the Washington Chapter of the
                                   American College of Emergency Physicians.  He
                                   received  his  BSEE,  MSEE  (Bioengineering),
                                   MBA,  and MD degrees from the  University  of
                                   Washington. After finishing his
                                   internship  at the  University  of Washington
                                   Affiliated Hospitals,  Dr. Johnston completed
                                   a  residency  in  Emergency  Medicine at UCSF
                                   Affiliated   University   Medical  Center  in
                                   Fresno, California, where he subsequently was
                                   on the faculty of Emergency Medicine. He is a
                                   Diplomate of the American  Board of Emergency
                                   Medicine and a Fellow of the American College
                                   of Emergency Physicians.
--------------------------------------------------------------------------------
Richard A. McGee, M.D.  age 59     Richard  McGee,  M.D.  has  had  a  full-time
  Class A Director since 1995      private  medical  oncology  practice  for the
  Term Expires in 2006             past 30 years and is President of Puget Sound
                                   Cancer  Centers,  one of the largest  medical
                                   oncology   groups   in   Washington    State.
                                   Formerly,  for 8  years,  Dr.  McGee  was the
                                   Medical  Director  of Stevens  Healthcare,  a
                                   Public Hospital District,  and is currently a
                                   consultant  in Medical Staff Affairs to other
                                   area  hospitals.  He  is a  diplomat  of  the
                                   American  Board of Internal  Medicine as well
                                   as the specialty Boards of the American Board
                                   of  Hematology  and  the  American  Board  of
                                   Medical Oncology.  He is  past-President  and
                                   current  President-elect  of  the  Washington
                                   State Medial Oncology Society and is a member
                                   of the  National  Medical  Policy Board of US
                                   Oncology,   the  largest   cancer   treatment
                                   network  in the  United  States  as  well  as
                                   secretary  of  their  national  Pharmacy  and
                                   Therapeutics Committee. Dr. McGee is a member
                                   of the American Society of Clinical  Oncology
                                   and the American Society of Hematology. He is
                                   a  Clinical  Professor  of  Medicine  at  the
                                   University of  Washington  and is a Fellow of
                                   the American  College of  Physicians.  In the
                                   past,  he has served as Chief of the  Medical
                                   Staff  and   Chairman  of  several   hospital
                                   committees. He was Vice-Chairman of the Board
                                   of Directors of Snohomish  County  Physicians
                                   Corporation,   a  Blue  Shield  company.  His
                                   undergraduate  studies  were at John  Carroll
                                   University,  his  graduate  studies  at Johns
                                   Hopkins  University  Medical  School  and his
                                   postgraduate  work was done at the University
                                   of  Washington   Hospital  and  the  National
                                   Institutes of Health in Bethesda, Maryland.
--------------------------------------------------------------------------------
Barbara L. Mitchell, age 59        Ms.  Mitchell has been the  Administrator  of
  Class C Director since 1986      Organizational Development for Valley Medical
  Term expires in 2006             Center,  Renton,  Washington  since 1999. She
                                   has worked in Human  Resource  management for
                                   20+   years   in  the   Puget   Sound   area.
                                   Previously,  she was the Managing  Partner of
                                   ClearPoint,  an employee  benefits  brokerage
                                   and consulting firm. Ms. Mitchell  previously
                                   served as the Chief Operating  Officer of The
                                   Reppond   Company;   Vice   President   Human
                                   Resources for KIRO  Broadcasting,  Inc.;  and
                                   Personnel  Director for  Northwest  Hospital.
                                   She has a B.A. in English  literature  and an
                                   M.A. in Behavioral  Psychology.  She has been
                                   active with Rotary, the American Compensation
                                   Association,   Society   of  Human   Resource
                                   Management,  American and Washington Hospital
                                   Human  Resource  Associations,  the  Employee
                                   Benefits Planning Association, various civic organizations, and fundraising positions with the American Cancer Society and

                                   Washington Women in Need.
--------------------------------------------------------------------------------
Richard H. Peterson, age 62        In January 1995, Richard Peterson assumed his
  Class B Director since 1997      role as President  and CEO of Swedish  Health
  Term expires in 2006             Services,   the  Northwest's  largest,   most
                                   comprehensive       health-care      facility
                                   representing     virtually    all    medical,
                                   diagnostic and surgical specialties.  Swedish
                                   is  comprised  of  three  hospital   campuses
                                   totaling  1236  licensed  beds  (697 at First
                                   Hill, 163 at Ballard, and 376 at Providence),
                                   the  Swedish  Physician  Division  and a home
                                   health  and   hospice   program.   Under  Mr.
                                   Peterson's    leadership,    the    financial
                                   performance of the organization has improved,
                                   a  comprehensive,  system-wide  total quality
                                   management  initiative has been  implemented,
                                   major  improvements  to the  facilities  have
                                   been  completed,   relationships  with  other
                                   health  care  organizations  in  key  service
                                   lines  have  been   developed  and  specialty
                                   programs have been established.  Mr. Peterson
                                   has over 30 years of health  care  management
                                   experience. A native of Minnesota, he holds a
                                   master's  degree in hospital and  health-care
                                   administration   from   the   University   of
                                   Minnesota  and a Bachelor of Arts degree from
                                   Macalester  College in St.  Paul,  Minnesota.
                                   Mr.   Peterson   holds   various   Board  and
                                   Committee     positions    with    LifeCenter
                                   Northwest,  Washington  Health Care Forum and
                                   Health Services  Northwest.  He is past-Chair
                                   of the Washington State Hospital  Association
                                   and serves on several Association Committees.
                                   He is a Board  Member  of the  United  Way of
                                   King County and the Greater  Seattle  Chamber
                                   of  Commerce.  He is  also  a  member  of the
                                   Health Care Advisory Committee,  the American
                                   College  of  Healthcare  Executives,  and the
                                   University of Minnesota Alumni Association.
--------------------------------------------------------------------------------
Paul G. Ramsey, M.D., age 55       Paul Ramsey,  M.D. is the Vice  President for
  Class B Director since 2000      Medical  Affairs  and Dean of the  School  of
  Term expires in 2006             Medicine at the University of Washington.  He
                                   graduated  from Harvard  College in 1971 with
                                   honors in Biochemistry  and received his M.D.
                                   from   Harvard   Medical   School   in  1975.
                                   Following completion of residency training in
                                   Internal  Medicine at  Massachusetts  General
                                   Hospital,   he  came  to  the  University  of
                                   Washington in 1978. He served as  Coordinator
                                   of Student  Teaching  for the  Department  of
                                   Medicine  from  1982-1990  and was  Associate
                                   Chair of the Department  from  1988-1990.  He
                                   was  appointed as Chair of the  Department of
                                   Medicine in 1992 and became the first  holder
                                   of the Robert G. Petersdorf  Endowed Chair in
                                   Medicine  in 1995.  He served as Chair of the
                                   Department  of Medicine  until June 1997 when
                                   he was appointed  Vice  President for Medical
                                   Affairs  and Dean of the School of  Medicine.
                                   Dr.  Ramsey has  received  the  Distinguished
                                   Teacher   Award   from  the   University   of
                                   Washington  School of  Medicine's  graduating
                                   class three times (in 1984,  1986,  and 1987)
                                   and the  Margaret  Anderson  Award  from  the
                                   University of Washington  graduating class of
                                   1989. The latter Award
                                   recognizes  exceptional  support  of  medical
                                   students.  Dr. Ramsey's  research has focused
                                   on  the  development  of  methods  to  assess
                                   physicians' clinical competence.  He has been
                                   the   Principal   Investigator   on  multiple
                                   research  grants  related  to  assessment  of
                                   physicians'  clinical  skills and served as a
                                   Henry J.  Kaiser  Family  Foundation  Faculty
                                   Scholar in General Internal Medicine for five
                                   years.   Dr.  Ramsey  received  the  John  P.
                                   Hubbard  Award  from  the  National  Board of
                                   Medical  Examiners in 1999 in  recognition of
                                   his  research  contributions  in the field of
                                   evaluation.  He has  served on many  national
                                   committees   and  is  a  member  of  multiple
                                   organizations  and an  elected  member of the
                                   Association  of American  Physicians  and the
                                   Institute of Medicine of the National Academy
                                   of Sciences.
--------------------------------------------------------------------------------
Richard E. Rust, M.D., age 78      Richard Rust, M.D., is a family  practitioner
  Class A Director since 1985      and he has served on the First Choice  Health
  Term expires in 2006             Network  Board of Directors  since 1985.  Dr.
                                   Rust   currently   serves  on  the  Company's
                                   Quality  Improvement  Council,   Compensation
                                   Committee and  Credentialing  Committee.  Dr.
                                   Rust actively  participates  in the selection
                                   process for candidates to the Family Practice
                                   Program  of  the  University  of  Washington,
                                   School  of  Medicine.  Additional  activities
                                   have  included  serving  as  Trustee  of  the
                                   Washington   Academy  of  Family  Physicians;
                                   Trustee, King County Medical Society; Trustee
                                   and Vice Chairman of King County Medical Blue
                                   Shield;  and President of King County Academy
                                   of Family Physicians.
--------------------------------------------------------------------------------
Clyde D. Walker, age 50            Clyde   Walker  has  been  the  Senior   Vice
  Class C Director since 1995      President,  Human  Resources  at  Continental
  Term expires in 2007             Mills in Seattle since 2002. Previously,  Mr.
                                   Walker was Vice President of Human  Resources
                                   at Primex  Aerospace.  Mr. Walker has over 12
                                   years experience in the human resources field
                                   and over 30 years of business  administration
                                   and  management  experience.  Mr.  Walker has
                                   held   positions  of  increasing   levels  of
                                   responsibility in areas including subcontract
                                   administration,    contract   administration,
                                   pricing and human  resources.  He received an
                                   M.B.A. degree from City University in Seattle
                                   and a B.A. degree in business  administration
                                   from the  University of  Washington.  He also
                                   serves  as the Board  Chair  for the  Seattle
                                   School   District's   Family  Support  Worker
                                   Program  and on the  Board of  Directors  and
                                   Executive  Committee for the  Foundation  for
                                   Early  Learning.  From  1993-2002  Mr. Walker
                                   served  on  the  Board  of  Directors  of Big
                                   Brothers,  Big  Sisters  of King  and  Pierce
                                   Counties serving as Board Chairman in 1998.
--------------------------------------------------------------------------------

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


      During 2004, our board met nine times. Each nominee or continuing director attended at least 75% of the total meetings of the Board of Directors and all committees on which he or she served during 2004 except for Ms. Cecchettini, Mr. Graham, Mr. Roodman, Mr. Peterson, and Dr. Ramsey.

      The Company has not adopted a policy regarding director attendance at the Company's annual meeting of shareholders. In 2004, eleven directors attended the annual meeting of shareholders.

Current Board Committees

      Audit Committee. The Board of Directors has established an Audit Committee which held three meetings during 2004. The Audit Committee is currently comprised of Mr. Elliott (Chair), Dr. McGee, Ms. Mitchell, and Mr. Walker. Each member of the Audit Committee is financially literate and independent as defined in the Nasdaq Stock Market listing standards and applicable Securities and Exchange Commission ("SEC") rules adopted under the Sarbanes-Oxley Act of 2002. The responsibilities of the Audit Committee are more fully described in its written charter approved by the Board in 2004. A copy of the Charter will be sent to shareholders upon request.

      The Audit Committee has the authority to appoint and/or replace the independent auditors selected to audit the financial statements of the Company and is charged with monitoring the relationship between the Company and its auditors. Further, the Audit Committee assists the Board of Directors in areas relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports and internal controls of the Company.

      The Board of Directors has determined that Mr. Elliott is an audit committee financial expert under applicable SEC rules and regulations.

      Compensation Committee. The Board of Directors has established a Compensation Committee which held two meetings during 2004. The committee is currently comprised of Mr. Walker (Chair), Mr. Elliott, Dr. McGee, Ms. Mitchell, and Dr. Rust. Phillip J. Haas was a member of the Compensation Committee until his resignation as director in April 2004. The Compensation Committee is responsible for establishing and administering the Company's executive compensation and incentive programs and for the Company's general compensation policies.

      Nominating Committee. The Nominating Committee was established in July 2003 to identify and recommend to our board a slate of qualified individuals for nomination for election to our board and to assist our board in other matters relating to board and committee composition. The Nominating Committee does not have a written charter.

      No formal Nominating Committee meetings were held during 2004. Informal discussions and electronic mail correspondence occurred among the CEO and individual committee members regarding nominations, resulting in a unanimously approved slate of directors. Mr. Peterson (Chair), Ms. Cecchittini, Dr. McGee, Ms. Mitchell, and Mr. Van Pelt currently serve on the Nominating Committee. All are independent as defined in the NASDAQ listing standards.

      In evaluating potential director nominees, the Nominating Committee considers all relevant factors, including geographic representation, physician specialty for Class A directors, rotation of directors affiliated with Class B shareholders, and whether a proposed nominee possesses specific areas of expertise desired by the Board of Directors. In addition, the Nominating Committee will consider:

      o The professional and educational background of each candidate; and

      o Needs of the Board of Directors and its committees and whether a candidate has expertise that fills an area of need.

      In the event the Nominating Committee is required to identify new director candidates, it informally polls current directors and appropriate shareholder groups for suggestions. The Nominating Committee has not hired a third-party search firm to date and does not plan to do so in the future.

      Once potential candidates are identified, the Nominating Committee will conduct interviews with the candidates and perform such investigations into the candidates' background as the Nominating Committee determines appropriate.

      The Nominating Committee will consider director candidates suggested by shareholders for nomination by the Board, provided a proposed nominee is eligible to serve as a director in the available position. Shareholders wishing to suggest a candidate to the Nominating Committee should do so by sending the candidate's name, biographical information, and qualifications to: Nominating Committee Chair, First Choice Health Network, Inc., 600 University Street, Suite 1400, Seattle, Washington 98101. Candidates suggested by shareholders will be evaluated by the same criteria and process as candidates proposed by other sources.

Shareholder Communications with the Board

      Shareholders may communicate with board members directly. Such communications should be sent by mail to Board of Directors, First Choice Health Network, Inc., 600 University Street, Suite 1400, Seattle, Washington 98101, or by e-mail to ggannaway@1stchoiceofwa.com. Communications to an individual director or committee should be sent to the attention of the intended recipient or committee. The Chair of the Board will be responsible for reviewing communications and forwarding them on to their intended recipient. Communications may not be forwarded if they appear to be outside the scope of the duties and responsibilities of the Board of Directors or are otherwise inappropriate.

Compensation of Directors

      In December 2004, the compensation for Class A and Class C directors was increased to $1,500 (from $500) per board meeting attended and $500 (from $125) per hour for committee meetings attended. Beginning in December 2004, comparable amounts are being paid to each Class B director's hospital foundation in connection with the director's meeting attendance.

                                 CODE OF ETHICS

      The Company has adopted codes of conduct (collectively, the "Codes of Conduct") for the Company's chief executive officer, chief financial officer and vice president, finance. The Codes of Conduct focus on honest and ethical conduct, the adequacy of disclosure in financial reports of the Company, and compliance with applicable laws and regulations. The Codes of Conduct were filed as exhibits to the Company's Annual Report on Form 10-K and are available at the SEC's web site at www.sec.gov.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


      The following table shows the amount of Company common stock beneficially owned as of April 30, 2005, by our current directors and nominees for director, the executive officers named in the summary compensation table below, shareholders known to us to beneficially own more than five percent of our common stock, and all executive officers and directors of the Company as a group. Beneficial ownership includes shares currently owned, shares that a person has a right to vote or transfer, and any shares that a person has a right to acquire within 60 days. Except as noted below, each holder has sole voting and investment power with respect to shares listed as owned. As of April 30, 2005, the Company had 429 shares of Class A common stock and 40,600 shares of Class B common stock outstanding.


                                         Shares                  Percent of
                                   Beneficially Owned

             Name                 Class A     Class B (1)   Class A      Class B
             ----                 -------     -------       -------      -------
Northwest Hospital                              5,800                     14.3%
1550 North 155th
Seattle, Washington 98123

Providence Health System,                       5,800                     14.3%
Washington Region
506 Second Avenue, Suite 1200
Seattle, Washington  98104

Good Samaritan                                  5,800                     14.3%
Community Healthcare
407 14th Avenue S.E.
Puyallup, Washington 98371

MultiCare Health System                         5,800                     14.3%
315 Martin Luther King Jr. Way
Tacoma, Washington 98415

Empire Health Services                          5,800                     14.3%
800 W. Fifth Avenue
Spokane, Washington  99210

Swedish Medical Center                          5,800                     14.3%
747 Broadway
Seattle, Washington 98114

Overlake Hospital Medical                       5,800                     14.3%
Center
1035 116th Avenue N.E.
Bellevue, Washington 98004

Diane E. Cecchettini, R.N. (1)

Gerald A. Cufley, M.D.               1                         *

                                         Shares                  Percent of
                                   Beneficially Owned

             Name                 Class A     Class B (1)   Class A      Class B
             ----                 -------     -------       -------      -------

Paul M. Elliott

Gary R. Gannaway

Kenneth D. Graham (1)

Kenneth Hamm

Ross D. Heyl

William F. Johnston, M.D.            1                         *

Scott F. Kronlund, M.D.              1                         *

Richard A. McGee, M.D.               1                         *

Barbara L. Mitchell

Jeff A. Nelson (1)

Erica V. Peavy, M.D.

Richard H. Peterson (1)

Paul G. Ramsey, M.D.

Richard D. Roodman

Richard E. Rust, M.D.                1                         *

Greg Van Pelt (1)

Clyde D. Walker

Mitchell B. Weinberg, M.D.,          1                         *
Ph.D.

Ze'ev Young, M.D.

All directors and executive          6         40,600         1.3%         100%
officers
as a group (21 persons) (1)
---------------

*Represents less than one percent of Class A common stock outstanding.

(1) The following Class B directors and nominees are affiliated with a Class B shareholder: Diane E. Cecchettini (MultiCare Health System), Kenneth D. Graham (Overlake Hospital Medical Center), Richard H. Peterson (Swedish Health Services), Greg Van Pelt (Providence Health System, Washington Region) and

Jeff A. Nelson (Empire Health Services). As a result, each of these directors may be deemed to have beneficial ownership of the Class B shares held by the hospital with which he or she is affiliated.

      Four additional hospitals in the state of Washington (Evergreen Hospital Medical Center, 12040 Northeast 128th Street, Kirkland, WA 98034; Valley Medical Center, 400 S. 43rd Street, Renton WA 98055; Stevens Healthcare, 21601 76th Avenue, Edmonds, WA 98026; and University of Washington Medical Center, 1959 Northeast Pacific Street, Seattle, WA 98195) are not shareholders of the Company, but have made capital contributions to the Company in consideration of contractual rights substantially similar to the rights to which each holder of our Class B common stock is entitled, including liquidation and dividend rights, but excluding voting rights.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


      Section 16(a) of the Securities Exchange Act of 1934 requires that all of our executive officers and directors and all persons who beneficially own more than 10 percent of our Class A common stock ("reporting persons") file reports with the SEC with respect to beneficial ownership of our common stock. To the Company's knowledge, all Section 16 reporting requirements applicable to reporting persons were complied with during 2004.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors reports to the Board and is responsible for overseeing the Company's accounting functions, the system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee is comprised of four directors, each of whom meets independence requirements specified in current Nasdaq listing standards. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors.

      In discharging its responsibilities, the Audit Committee and its individual members have met with management and the Company's independent auditors, Moss Adams LLP, to review and discuss the Company's accounting functions, the audit process and the audited financial statements. The Audit Committee discussed and reviewed with its independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, the quality and adequacy of the Company's internal controls, and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee," and discussed with the auditors any relationships that may impact their objectivity and independence.

      Based on its review and discussions with management and the Company's independent auditors, the Audit Committee recommended to the Board that the audited Financial Statements for 2004 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

      AUDIT COMMITTEE
            Paul M. Elliott (Chair)             Richard A. McGee, M.D.
            Barbara L. Mitchell                 Clyde D. Walker

                  MATTERS RELATING TO OUR INDEPENDENT AUDITORS

Fees Paid to Independent Auditors

      Moss Adams LLP ("Moss Adams") has been selected as the Company's independent auditors for 2005, and performed the audit of the Consolidated
Financial Statements of the Company for the year ended December 31, 2004. A representative of Moss Adams will not be attending the Annual Meeting but will be available via telephone to respond to questions as needed.

      The following table shows the audit fees billed by Moss Adams and fees billed for audit related, tax and all other services rendered by Moss Adams for each of the last two years:

                                            2004        2003
                                            ----        ----
          Audit Fees (a)                $135,300    $132,400
          Audit Related Fees (b)          19,500      17,800
          Tax Fees (c)                         0       1,000
          All Other Fees (d)               3,000           0
                                        --------------------
          Total                         $157,800    $151,200
                                        ========    ========

(a) Audit Fees related to the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2003, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for these years.

(b)  Audit-Related  Fees for each of 2004 and 2003 included fees for:
     o Audits of the  Company's  401k Plan
     o Audits of  subsidiaries'  statutory  financial statements

(c) Tax Fees for 2003 are for tax planning and miscellaneous tax questions

(d) Other fees related to attendance at Audit Committee meetings and assistance with the Office of Insurance Commissioner Audit.

Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee pre-approved all services provided by the Company's independent auditors, Moss Adams, for the year ended December 31, 2004, and concluded that the provision of all such services by Moss Adams was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

      The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval of certain specified services are generally provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is subject to a particular budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member or members must report any decisions to the Audit Committee at its next scheduled meeting. Unless specified otherwise by the Audit Committee, the Chair of the Audit Committee has been delegated pre-approval authority under the pre-approval policy.

                                 OTHER BUSINESS

      The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.




                             EXECUTIVE COMPENSATION

      The following table summarizes the compensation awarded or paid for the three years ended December 31, 2004, to the Company's President and Chief Executive Officer and to the other three executive officers of the Company during 2004.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
                                         Annual Compensation
--------------------------------------------------------------------------------

     Name and
 Principal Position           Year      Salary        Bonus        All Other
                                                                Compensation (1)
--------------------------------------------------------------------------------
Gary R. Gannaway              2004    $308,766      $183,645         $27,780
President and Chief           2003     304,452       145,411          27,117
Executive Officer             2002     299,091       142,884           2,863

--------------------------------------------------------------------------------
Kenneth Hamm                  2004    $243,462      $ 94,842         $23,202
Executive Vice President      2003    238,989        123,408          22,800
and Chief Financial Officer   2002    211,767         50,668           5,500

--------------------------------------------------------------------------------
Ross D. Heyl                  2004    $133,424      $ 36,873         $13,544
Vice President and Chief      2003     128,935        36,648          12,141
Marketing Officer             2002     125,135        50,128           2,256

--------------------------------------------------------------------------------
Ze've Young, M.D.             2004    $204,841      $ 51,277         $20,508
Vice President and Chief      2003     197,950        49,533          19,453
Medical Officer               2002     193,075        46,176           4,171

--------------------------------------------------------------------------------
(1) Amounts shown in this column represent annual matching contributions to the Company's 401(k) Plan and annual contributions equal to 7% of base salary to the Company's Supplemental Executive Retirement Plan ("SERP") for the accounts of the named executive officers. These amounts were as follows:

   Name                   401(k) Plan                               SERP
--------------------------------------------------------------------------------
                  2004        2003        2002                2004        2003
                  ----        ----        ----                ----        ----
Mr. Gannaway     $6,150      $5,911      $2,863             $21,630     $21,206
Mr. Hamm          6,150       6,000       5,500              17,052      16,800
Mr. Heyl          3,394       3,106       2,256              10,150       9,035
Dr. Young         6,150       5,581       4,171              14,358      13,872

No Equity Compensation Plans

      The Company does not have any equity compensation plans. No options, warrants, or other rights are outstanding pursuant to which common stock of the Company would be issued upon the exercise thereof.

Long Term Incentive Plan

      Key executives of the Company are eligible to participate in the Company's Long Term Incentive Plan, ("LTI") which was instituted effective January 1, 2003. The Board of Directors has adopted certain performance metrics to determine the amount of incentive compensation, if any, that will be payable to the Company's eight key executives at the end of the initial three-year cycle beginning January 1, 2003. The total maximum amount of incentive compensation that may be distributed to executives of the Company at the end of the three-year cycle is $675,000, which is allocated as follows:

               President and CEO              $225,000

               Executive Vice President and    150,000
                 Chief Financial Officer

               Vice Presidents (6 total)        50,000 Each
                                              --------

               TOTAL                          $675,000
                                              ========


Effective in 2004, the Board of Directors approved an additional three-year cycle of the long-term incentive plan beginning January 1, 2005. The total maximum that may be distributed to executives of the Company at the end of this three-year cycle is $450,000 which is allocated as follows:


         EVP and CFO                $150,000

         VP (6 total)               $ 50,000 Each
                                      ------

         Total                      $450,000
                                    ========

Performance metrics for each three-year cycle will be based on the Company's five-point business plan. Approximately three to five LTI goals and progress against them will be documented for each of the executives in the LTI program as a segment of the annually produced and routinely updated FCHN Master Operations Plan. The three to five LTI goals will be weighted in accordance to their relative importance for the three-year strategic plan. The Chairs of the Board and Compensation Committee will meet annually with the CEO to review progress against LTI goals.

80% of the LTI potential will be based on the level of achievement by each executive towards their LTI goals as these are defined consistent with the three-year strategic plan for a three-year LTI cycle. 20% of the LTI potential will be based on actual cumulative operating income results for the three-year LTI cycle as compared to the approved three-year strategic plan. A minimum threshold of 75% cumulative achievement of all LTI goals must occur for an individual to receive payment of a portion of an LTI award at the end of a three-year LTI cycle.

All individual LTI goals will be objectively measurable and include specific metrics for achieving 100% of target as well for lesser levels of achievement. In addition, individual LTI goals must be achieved at a 75% level to create any cumulative LTI value.

A pro rata amount of an LTI award will be paid in the event of a participant's death, disability, retirement or termination without cause during a performance period based on calendar years of service completed.


Supplemental Executive Retirement Plan

      The Company also adopted a Supplemental Executive Retirement Plan (the "SERP") effective January 1, 2003, in which selected employees, including the four executive officers named in the Summary Compensation Table above, are eligible to participate. The SERP, which is unfunded, provides for employer contributions to be credited to bookkeeping accounts maintained for each participant in an amount equal to 7 percent of the participant's regular base salary each calendar year. In addition, participants may voluntarily defer other compensation otherwise payable and have it credited to his or her SERP account. Amounts credited to participants' accounts are adjusted for the amount of investment income or loss (including unrealized appreciation or depreciation) that would have been realized if such amounts had been invested in one or a combination of investment funds selected by participants from among alternatives designated by or at the direction of an administrative committee comprised of members of the Company's management. The Company may, but is not required to, actually maintain investments corresponding to such investment funds.

CEO Employment Agreement

      Effective January 1, 2003, Gary R. Gannaway entered into a three-year employment agreement as the Company's President and Chief Executive Officer. Under his employment agreement with the Company, Mr. Gannaway's base salary level for 2003 was $302,940, subject to an annual increase of up to 2 percent. Mr. Gannaway is also eligible to receive an annual cash bonus of zero to 50 percent of base pay based on performance measured against mutually determined targets. The amount of the annual bonus is determined and awarded by the Board of Directors based on the Compensation Committee's recommendation following the end of each year. If the Company terminates Mr. Gannaway's employment other than for cause, he will be entitled to receive as severance payments an amount equal to his monthly salary for 12 months or until he secures other employment, whichever occurs first. The Company will also continue to provide group life, long-term disability and medical insurance coverage to Mr. Gannaway during the period he is entitled to severance payments.

                          COMPENSATION COMMITTEE REPORT

      The Compensation Committee is comprised of five directors and is chaired by Clyde Walker. The Compensation Committee is responsible for establishing and administering the Company's executive compensation and incentive programs and for the Company's general compensation policies. The Compensation Committee's principal objective is to align executive compensation with established company performance goals as measured by operating, financial and strategic objectives.

      Components of executive compensation for 2004 included base salaries and annual incentive bonuses. Executive salaries are structured to be competitive within the marketplace of companies of similar types and size. Annual incentive bonuses allow executives to earn additional compensation if performance goals are met. The Compensation Committee reviews and recommends annual incentive compensation amounts for the President and Chief Executive Officer and the other executive officers to the Board of Directors for the Board's final approval. The amount of the annual incentive bonus for each of the executive officers is based 20% on the financial performance of the Company and 80% on objective individual goals unique to each of the executives. The criteria on which the unique individual goals are based relate to the performance of the departments for which the executive has responsibility.

      For 2003, the Compensation Committee recommended that the Board of Directors approve additional executive officer compensation in the form of a Supplemental Executive Retirement Plan in the amount of 7 percent of base compensation and a long-term incentive program for the period 2003-2005, whereby a cash incentive bonus may be paid based on success in achieving long-term performance objectives. In 2004, the Compensation Committee recommended that the Board of Directors approve another three-year cycle of the long-term incentive plan for the period 2005-2007. The Company offers no equity participation opportunities to its executive officers such as stock options or stock grants.

      The Compensation Committee also recommended that the Board approve a base salary level for 2005 of $315,179 for Mr. Gannaway, an increase of 2% over his 2004 salary level, consistent with his three-year employment agreement approved by the Board in 2002. An annual incentive bonus for 2004 in the amount of $153,645 was approved by the Board as recommended by the Compensation Committee for Mr. Gannaway based 20% on the overall financial performance of the Company and 80% on the achievement of the following specified performance targets:

      o Targeted revenue growth in PPO product line (25% of potential)

      o No necessity for additional capital to fund the insured health plan exit (25%)

      o  Strengthened  PPO  payer  contracts  that  reduced  provider   accounts
      receivable and administrative burden (15%)

      o Targeted member months in TPA product line (15%) o All elements of the Information Systems development plan (10%)

      o Board approved governance changes (5%) o Support of FCH community efforts of the Washington Healthcare Forum (5%)

      A discretionary bonus of $30,000 was also recommended by the Compensation Committee and approved by the Board for Mr. Gannaway. This bonus was awarded based upon the successful exit of the Company from the healthcare insurance line of business.


      COMPENSATION COMMITTEE

            Clyde D. Walker (Chair)             Richard A. McGee, M.D.
            Paul M. Elliott                     Barbara L. Mitchell
            Richard E. Rust, M.D.

                                   MANAGEMENT

      Information  with respect to our executive  management team appears below.


Gary R. Gannaway,  age 59        Mr.  Gannaway  joined the Company as  President
President and Chief  Executive   and CEO in January  1996.  He has over 25 years
Officer                          of experience  in managing and marketing  HMOs,
                                 PPOs, and other managed care programs across the country.

                                 He has worked as a Health Plan General Manager and as a Regional Vice President for national carriers, including Aetna and CIGNA, and as CEO and COO for physician and hospital-sponsored managed care programs at the regional and national level. Mr. Gannaway is also very active on community boards.

                                 Mr. Gannaway earned his bachelors degree in both Political Science and German at the University of California at Santa Barbara. As an undergraduate, he also studied at Georg August University in Gottingen, Germany. He earned his Masters of Education degree from the State University of New York where he also completed his course work and comprehensive examinations for a Ph.D. in management.

Kenneth Hamm, age 46             Mr.  Hamm  joined the  Company in 2000.  He has
Executive Vice President and     spent  most of his career in the  managed  care
Chief Financial Officer          industry.  Mr. Hamm was  Director of Finance in
                                 the Group Market  segment at  Wellpoint  Health
                                 Networks in southern California from 1991 to 1994. Mr. Hamm served in various roles at Premera Blue Cross from 1994 to 1999 including five years as Vice President of Finance and Healthcare Economics. Until starting with the Company in July 2000, Mr. Hamm was the interim
                                 Chief Financial Officer
                                 at Medica Healthplans in Minnesota, a one million member regional HMO, beginning in 1999.
                                 Mr. Hamm earned a bachelor's degree in Finance from California State University at Los Angeles in 1985 and is a certified public accountant.

Ross D. Heyl, age 52             Mr. Heyl  joined the Company in 1985.  Mr. Heyl
Vice President and               is a  licensed  health  insurance  agent in the
Chief Marketing Officer          state of Washington.  From 1980 to 1982, he was
                                 with Penn Mutual Life Insurance  Company in San
                                 Francisco and Seattle. From 1982 to 1985, he was an account executive for Rollins Burdick
                                 Hunter of Washington.

Ze'ev Young, M.D., age 52        Dr.  Young  joined the  Company in 2001.  He is
Vice President and Chief         responsible   for  the   oversight  of  medical
Medical Officer                  management  and  quality  improvement.  He also
                                 participates  actively in  strategic  planning,
                                 network development,  and public relations. Dr.
                                 Young  interfaces  with the local  practitioner
                                 community   to   ensure   that    high-quality,
                                 cost-effective   health   care   services   are
                                 available to the Company's members.

                                 Dr. Young brings significant managed care experience to the Company. Just prior to joining the Company, Dr. Young spent nearly three years as the Northwest Regional Medical Director for United Healthcare. While at United Healthcare, Dr. Young was instrumental in introducing local providers to an innovative, practitioner-friendly, and member-centric approach to health care delivery. Prior to joining United Healthcare, Dr. Young spent five years at Regence Blue Shield serving as the Boeing Division Medical Director, and was also responsible for corporate medical policy.

                                 Dr. Young's undergraduate degree is from the University of California and he is a graduate of the Albert Einstein College of Medicine in New York. In 1978, he was elected to the Alpha Omega Alpha Honor Medical Society. Dr. Young completed his Family Practice Residency at Providence Medical Center in Seattle and is a Board Certified family physician. He has over 20 years practice experience and continues to maintain a small private practice. Dr. Young is also a Clinical Assistant Professor of Family Medicine at the University of Washington School of Medicine.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Various directors and officers of the Company, members of their immediate families, and firms in which they had an interest were customers of and had transactions with the Company during 2004 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future.

Participating Hospitals

      The following table shows with respect to each participating hospital that owns Class B common stock or a participating equity in the Company, the amount of health benefits management ("HBM") service fees paid to the Company and the amount of medical expense reimbursement paid by the Company during 2004.

Owner Hospital                                     HBM Fees     Medical Expense
--------------                                     --------     ---------------
Empire Health Services                                              $      0
Evergreen Hospital Medical Center                                     19,096
Good Samaritan Community Healthcare                                   59,026
MultiCare Health System                                               46,977
Northwest Hospital                                                    18,022
Overlake Hospital Medical Center                                      14,099
Providence Health System, Washington Region                          170,612
Stevens Healthcare                               $  220,752            9,980
Swedish Health Systems                            1,971,400          134,755
University of Washington Medical Center                               16,597
Valley Medical Center                            ---------            35,257
                                                                     -------

Grand Total                                      $2,192,152         $524,422
                                                 ==========         ========



      Neither class of the Company's common stock is listed or traded on any stock exchange or quoted by any securities association.

      Dividends were declared and paid in the amount of $530,371 to each of the above-listed owner hospitals and in the amount of $1,184.36 per Class A share to each Class A physician shareholder during 2004.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Secretary of the Company before January 6, 2006, for inclusion in the 2006 Proxy Statement and form of proxy. In addition, if the Company receives notice of a shareholder proposal after March 22, 2006, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

                          ANNUAL REPORT TO SHAREHOLDERS

      A copy of our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2004, including financial statements, is enclosed with this proxy statement. Copies of exhibits to the Form 10-K may be obtained by sending a written request to the Corporate Secretary of First Choice Health Network, Inc., 600 University Street, Suite 1400, Seattle, Washington 98101-1838. The
Form        10-K       is        also        available        on-line        at:
www.sec.gov/edgar/searchedgar/companysearch.html, then enter: First Choice Health Network.

May 6, 2005                         BY ORDER OF THE BOARD OF DIRECTORS

                                    Rosalind Noonan, Assistant Secretary

[GRAPHIC OMITTED]

                    Class A Physician Shareholder P R O X Y

             First Choice Health Network, Inc., 2005 Annual Meeting,
                       Thursday, June 23, 2005, 4:00 P.M.
                      One Union Square Building Board Room
                600 University Street, Seattle, Washington 98101


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Gannaway, President and CEO, and Paul M. Elliott, Chairman of the Board, as his, her, or its proxy to represent and vote the undersigned's shares in First Choice Health Network, Inc. (the "corporation") at the 2005 annual meeting of shareholders, and any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes below. By signing below, you acknowledge receipt of the 2005 Notice of Annual Meeting of Shareholders and accompanying Proxy Statement and revoke all proxies heretofore given by you to vote at said meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS (ITEM (1) BELOW).

The Board of Directors recommends a vote FOR the election of directors (item (1) below):

PLEASE CHECK ONE BOX FOR EACH:

Election of Directors (Biographical information on nominees can be found on pages 3 through 5 of the accompanying Proxy Statement).

Class A Physician Directors:

        Gerald A. Cufley, M.D., Gastroenterology, Eastside Gastroenterology Consultants, Kirkland, WA. (three-year term)

        |_| In Favor Of             |_| Against

        Scott F. Kronlund, M.D., Family Practice, Puyallup, WA. (three-year term)

        |_| In Favor Of             |_| Against

        Mitchell B. Weinberg, M.D., Ph.D., Pediatrics, Woodinville Pediatrics, Woodinville, WA. (three-year term)

        |_| In Favor Of             |_| Against

        Erica V. Peavy, Obstetrics and Gynecology, The Everett Clinic, Everett, WA. (two-year term)

        |_| In Favor Of             |_| Against


                Please continue to the next page -------------->

[GRAPHIC OMITTED]

                    Class A Physician Shareholder P R O X Y


        Class B Hospital Directors
        --------------------------

        Jeff A. Nelson, Interim CEO, Empire Health Services, Spokane, WA. (two-year term)

        |_| In Favor Of             |_| Against

        Richard D. Roodman, Administrator, Valley Medical Center, Renton WA. (three-year term)

        |_| In Favor Of             |_| Against

        Greg C. Van Pelt, Senior Vice President, Providence Health System, Seattle, WA. (three-year term)

        |_| In Favor Of             |_| Against

        Class C. Employer/Consumer Director
        -----------------------------------

        Paul M. Elliott, CPA, Retired, Snohomish, WA. (three-year term)

        |_| In Favor Of             |_| Against



        If any other matters properly come before the meeting, the persons named as proxies herein will vote in accordance with their best judgment.



        Date: _______________________     --------------------------------------
                                          Signature  of  Shareholder
                                          Signature  should  agree  with name on
                                          share certificate (the same name shown
                                          in this mailing)


        PLEASE PROVIDE YOUR CURRENT HOME ADDRESS AND/OR CURRENT OFFICE ADDRESS FOR FUTURE PROXY, DIVIDEND AND OTHER MAILINGS:

        Street__________________________________________________________
        City____________________________________________________________
        State___________________________________________________________
        Zip_____________________________________________________________


     PLEASE DATE, SIGN AND RETURN BOTH PAGES OF THIS PROXY (YELLOW FORM) IN
           THE ENCLOSED PREPAID ENVELOPE ON OR BEFORE JUNE 23, 2005.
                                   THANK YOU.